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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 1997
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                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

             0-21168                              13-3253392
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    (Commission File Number)         (IRS Employer Identification Number)

                  5 East 80th Street, New York, New York 10021
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 717-6544
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                               Page 1 of 5 pages

                        Exhibit Index located on page 4


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ITEM 5. OTHER EVENTS

         On July 15, 1997, the Board of Directors of Chromatics Color Sciences International, Inc. (the "Company") resolved to extend from August 5, 1997 to November 5, 1997 the expiration date of certain of the Company's remaining outstanding Redeemable Common Stock Purchase Warrants (the "Warrants"), which include (i) up to 1,150,000 Warrants issued as part of the Company's February 1993 initial public offering, (ii) up to 240,000 Warrants issued in connection with a private placement occurring prior to the initial public offering, and
(iii) up to 115,000 Warrants issued to Investors Associates, Inc. ("IAI") upon its exercise of the Unit Purchase Options issued to IAI in connection with the initial public offering.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c) Exhibits:

                           1. Chromatics Color Sciences International, Inc.
                              Press Release, dated July 16, 1997.

                                        2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHROMATICS COLOR SCIENCES
                                              INTERNATIONAL, INC.

                                              By: /s/ Darby S. Macfarlane
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                                                 Name:  Darby S. Macfarlane
                                                 Title: Chief Executive Officer

Date:  July 16, 1997

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                                  EXHIBIT INDEX

Document                                                           Page Number

1.       Chromatics Color Sciences International, Inc.                  5
         Press Release, dated July 16, 1997.

                                        4